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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report included in Headhunter.Net, Inc.'s Annual Report on Form 10-K dated January 24, 2001, except with respect to Note 3 which is dated February 27, 2001 and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP


Atlanta, GA
March 8, 2001